                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

         I, Lawrence A. Bossidy, a director of AlliedSignal Inc., a Delaware corporation (the "Company") hereby appoint Peter M. Kreindler, Richard F. Wallman, Richard J. Diemer, Jr. and James V. Gelly, each with power to act without the other and without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-4 or Form S-8 or other appropriate form for the registration of:

                  (i) shares of Common Stock of the Company issuable in the merger of Honeywell Inc. with a subsidiary of the Company; and

                  (ii) shares of Common Stock of the Company issuable upon the conversion of employee options to purchase common stock of Honeywell Inc. and stock units exercisable for shares of common stock of Honeywell Inc. into options to purchase shares of Common Stock of the Company or stock units exercisable for shares of Common Stock of the Company.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.

                                            /s/ Lawrence A. Bossidy
                                            _______________________
                                            Lawrence A. Bossidy

Dated:  June 23, 1999

                                POWER OF ATTORNEY

         I, Hans W. Becherer, a director of AlliedSignal Inc., a Delaware corporation (the "Company") hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Richard J. Diemer, Jr. and James V. Gelly, each with power to act without the other and without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-4 or Form S-8 or other appropriate form for the registration of:

                  (i) shares of Common Stock of the Company issuable in the merger of Honeywell Inc. with a subsidiary of the Company; and

                  (ii) shares of Common Stock of the Company issuable upon the conversion of employee options to purchase common stock of Honeywell Inc. and stock units exercisable for shares of common stock of Honeywell Inc. into options to purchase shares of Common Stock of the Company or stock units exercisable for shares of Common Stock of the Company.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.


                                            /s/ Hans W. Becherer
                                            ____________________
                                            Hans W. Becherer

Dated:  June 23, 1999

                                POWER OF ATTORNEY

         I, Marshall N. Carter, a director of AlliedSignal Inc., a Delaware corporation (the "Company") hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Richard J. Diemer, Jr. and James V. Gelly, each with power to act without the other and without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-4 or Form S-8 or other appropriate form for the registration of:

                  (i) shares of Common Stock of the Company issuable in the merger of Honeywell Inc. with a subsidiary of the Company; and

                  (ii) shares of Common Stock of the Company issuable upon the conversion of employee options to purchase common stock of Honeywell Inc. and stock units exercisable for shares of common stock of Honeywell Inc. into options to purchase shares of Common Stock of the Company or stock units exercisable for shares of Common Stock of the Company.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.

                                            /s/ Marshall N. Carter
                                            ______________________
                                            Marshall N. Carter

Dated:  June 23, 1999

                                POWER OF ATTORNEY

         I, Ann M. Fudge, a director of AlliedSignal Inc., a Delaware corporation (the "Company") hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Richard J. Diemer, Jr. and James V. Gelly, each with power to act without the other and without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-4 or Form S-8 or other appropriate form for the registration of:

                  (i) shares of Common Stock of the Company issuable in the merger of Honeywell Inc. with a subsidiary of the Company; and

                  (ii) shares of Common Stock of the Company issuable upon the conversion of employee options to purchase common stock of Honeywell Inc. and stock units exercisable for shares of common stock of Honeywell Inc. into options to purchase shares of Common Stock of the Company or stock units exercisable for shares of Common Stock of the Company.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.

                                            /s/ Ann M. Fudge
                                            ________________
                                            Ann M. Fudge

Dated:  June 23, 1999

                                POWER OF ATTORNEY

         I, Robert P. Luciano, a director of AlliedSignal Inc., a Delaware corporation (the "Company") hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Richard J. Diemer, Jr. and James V. Gelly, each with power to act without the other and without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-4 or Form S-8 or other appropriate form for the registration of:

                  (i) shares of Common Stock of the Company issuable in the merger of Honeywell Inc. with a subsidiary of the Company; and

                  (ii) shares of Common Stock of the Company issuable upon the conversion of employee options to purchase common stock of Honeywell Inc. and stock units exercisable for shares of common stock of Honeywell Inc. into options to purchase shares of Common Stock of the Company or stock units exercisable for shares of Common Stock of the Company.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.

                                            /s/ Robert P. Luciano
                                            _____________________
                                            Robert P. Luciano

Dated:  June 23, 1999

                                POWER OF ATTORNEY

         I, Robert B. Palmer, a director of AlliedSignal Inc., a Delaware corporation (the "Company") hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Richard J. Diemer, Jr. and James V. Gelly, each with power to act without the other and without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-4 or Form S-8 or other appropriate form for the registration of:

                  (i) shares of Common Stock of the Company issuable in the merger of Honeywell Inc. with a subsidiary of the Company; and

                  (ii) shares of Common Stock of the Company issuable upon the conversion of employee options to purchase common stock of Honeywell Inc. and stock units exercisable for shares of common stock of Honeywell Inc. into options to purchase shares of Common Stock of the Company or stock units exercisable for shares of Common Stock of the Company.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.

                                            /s/ Robert B. Palmer
                                            ____________________
                                            Robert B. Palmer

Dated:  June 23, 1999

                                POWER OF ATTORNEY

         I, Russell E. Palmer, a director of AlliedSignal Inc., a Delaware corporation (the "Company") hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Richard J. Diemer, Jr. and James V. Gelly, each with power to act without the other and without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-4 or Form S-8 or other appropriate form for the registration of:

                  (i) shares of Common Stock of the Company issuable in the merger of Honeywell Inc. with a subsidiary of the Company; and

                  (ii) shares of Common Stock of the Company issuable upon the conversion of employee options to purchase common stock of Honeywell Inc. and stock units exercisable for shares of common stock of Honeywell Inc. into options to purchase shares of Common Stock of the Company or stock units exercisable for shares of Common Stock of the Company.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.

                                            /s/ Russell E. Palmer
                                            _____________________
                                            Russell E. Palmer

Dated:  June 23, 1999

                                POWER OF ATTORNEY

         I, Frederic M. Poses, a director of AlliedSignal Inc., a Delaware corporation (the "Company") hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Richard J. Diemer, Jr. and James V. Gelly, each with power to act without the other and without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-4 or Form S-8 or other appropriate form for the registration of:

                  (i) shares of Common Stock of the Company issuable in the merger of Honeywell Inc. with a subsidiary of the Company; and

                  (ii) shares of Common Stock of the Company issuable upon the conversion of employee options to purchase common stock of Honeywell Inc. and stock units exercisable for shares of common stock of Honeywell Inc. into options to purchase shares of Common Stock of the Company or stock units exercisable for shares of Common Stock of the Company.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.

                                            /s/ Frederic M. Poses
                                            _____________________
                                            Frederic M. Poses

Dated:  June 23, 1999

                                POWER OF ATTORNEY

         I, Ivan G. Seidenberg, a director of AlliedSignal Inc., a Delaware corporation (the "Company") hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Richard J. Diemer, Jr. and James V. Gelly, each with power to act without the other and without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-4 or Form S-8 or other appropriate form for the registration of:

                  (i) shares of Common Stock of the Company issuable in the merger of Honeywell Inc. with a subsidiary of the Company; and

                  (ii) shares of Common Stock of the Company issuable upon the conversion of employee options to purchase common stock of Honeywell Inc. and stock units exercisable for shares of common stock of Honeywell Inc. into options to purchase shares of Common Stock of the Company or stock units exercisable for shares of Common Stock of the Company.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.

                                            /s/ Ivan G. Seidenberg
                                            ______________________
                                            Ivan G. Seidenberg



Dated:  June 23, 1999

                                POWER OF ATTORNEY

         I, Andrew C. Sigler, a director of AlliedSignal Inc., a Delaware corporation (the "Company") hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Richard J. Diemer, Jr. and James V. Gelly, each with power to act without the other and without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-4 or Form S-8 or other appropriate form for the registration of:

                  (i) shares of Common Stock of the Company issuable in the merger of Honeywell Inc. with a subsidiary of the Company; and

                  (ii) shares of Common Stock of the Company issuable upon the conversion of employee options to purchase common stock of Honeywell Inc. and stock units exercisable for shares of common stock of Honeywell Inc. into options to purchase shares of Common Stock of the Company or stock units exercisable for shares of Common Stock of the Company.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.

                                            /s/ Andrew C. Sigler
                                            ____________________
                                            Andrew C. Sigler

Dated:  June 23, 1999

                                POWER OF ATTORNEY

         I, John R. Stafford, a director of AlliedSignal Inc., a Delaware corporation (the "Company") hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Richard J. Diemer, Jr. and James V. Gelly, each with power to act without the other and without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-4 or Form S-8 or other appropriate form for the registration of:

                  (i) shares of Common Stock of the Company issuable in the merger of Honeywell Inc. with a subsidiary of the Company; and

                  (ii) shares of Common Stock of the Company issuable upon the conversion of employee options to purchase common stock of Honeywell Inc. and stock units exercisable for shares of common stock of Honeywell Inc. into options to purchase shares of Common Stock of the Company or stock units exercisable for shares of Common Stock of the Company.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.

                                            /s/ John R. Stafford
                                            ____________________
                                            John R. Stafford

Dated:  June 23, 1999

                                POWER OF ATTORNEY

         I, Thomas P. Stafford, a director of AlliedSignal Inc., a Delaware corporation (the "Company") hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Richard J. Diemer, Jr. and James V. Gelly, each with power to act without the other and without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-4 or Form S-8 or other appropriate form for the registration of:

                  (i) shares of Common Stock of the Company issuable in the merger of Honeywell Inc. with a subsidiary of the Company; and

                  (ii) shares of Common Stock of the Company issuable upon the conversion of employee options to purchase common stock of Honeywell Inc. and stock units exercisable for shares of common stock of Honeywell Inc. into options to purchase shares of Common Stock of the Company or stock units exercisable for shares of Common Stock of the Company.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.

                                            /s/ Thomas P. Stafford
                                            ______________________
                                            Thomas P. Stafford

Dated:  June 23, 1999

                                POWER OF ATTORNEY

         I, Robert C. Winters, a director of AlliedSignal Inc., a Delaware corporation (the "Company") hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Richard J. Diemer, Jr. and James V. Gelly, each with power to act without the other and without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-4 or Form S-8 or other appropriate form for the registration of:

                  (i) shares of Common Stock of the Company issuable in the merger of Honeywell Inc. with a subsidiary of the Company; and

                  (ii) shares of Common Stock of the Company issuable upon the conversion of employee options to purchase common stock of Honeywell Inc. and stock units exercisable for shares of common stock of Honeywell Inc. into options to purchase shares of Common Stock of the Company or stock units exercisable for shares of Common Stock of the Company.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.

                                            /s/ Robert C. Winters
                                            _____________________
                                            Robert C. Winters

Dated:  June 23, 1999

                                POWER OF ATTORNEY

         I, Henry T. Yang, a director of AlliedSignal Inc., a Delaware corporation (the "Company") hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Richard J. Diemer, Jr. and James V. Gelly, each with power to act without the other and without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-4 or Form S-8 or other appropriate form for the registration of:

                  (i) shares of Common Stock of the Company issuable in the merger of Honeywell Inc. with a subsidiary of the Company; and

                  (ii) shares of Common Stock of the Company issuable upon the conversion of employee options to purchase common stock of Honeywell Inc. and stock units exercisable for shares of common stock of Honeywell Inc. into options to purchase shares of Common Stock of the Company or stock units exercisable for shares of Common Stock of the Company.

         I hereby grant to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

         I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.

                                            /s/ Henry T. Yang
                                            _________________
                                            Henry T. Yang

Dated:  June 23, 1999